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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

               We consent to the incorporation by reference in this Registration Statement of Thoratec Corporation on Form S-8 of our report dated June 17, 2002 appearing in the Annual Report on Form 10-K of Thoratec Corporation for the year ended December 29, 2001.

/s/ Deloitte & Touche, LLP

San Francisco, California

June 17, 2002